SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 30, 2003


                                  AVIGEN, INC.
               (Exact name of registrant as specified in charter)


           Delaware                       000-28272                        13-3647113
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer Identification
        incorporation)                                                        No.)


                             1301 Harbor Bay Parkway
                            Alameda, California 94502
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (510) 748-7150

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Item 12.  Results of Operations and Financial Condition.

         On July 30, 2003, Avigen, Inc. issued a press release announcing results for the second quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          AVIGEN, INC.



Dated:  July 30, 2003                     By:/s/ THOMAS J. PAULSON
                                             ---------------------------------
                                              Thomas J. Paulson
                                              Vice President, Finance and
                                              Chief Financial Officer


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                                INDEX TO EXHIBITS

99.1 Press release of Avigen, Inc. issued July 30, 2003, announcing results for the second quarter of fiscal year 2003.